                          RESERVE PRIVATE EQUITY SERIES

                         SUPPLEMENT DATED JULY 1, 2002,
    TO THE RESERVE PRIVATE EQUITY SERIES PROSPECTUS DATED SEPTEMBER 28, 2001

Effective July 1, 2002, Condor will receive an annual management fee of up to one-half of the Adviser's net profit for the year before taxes of the Reserve Strategic Growth Fund. This change will not impact the total management fees of the Fund.

Therefore, Paragraph 7 on Page 21 under the section entitled "Management" should read:

For their services, the Sub-Advisers receive an annual fee of up to one-half of the Adviser's net profit for the year before taxes of the respective Fund. Net profit is deemed to be the management fee less direct and allocated fund expenses and all applicable sales and marketing costs. The Adviser may also pay a Sub-Adviser for marketing assistance.